Exhibit 10-b

AMENDMENT AGREEMENT NO. 2

dated as of 28 September 2011

between

Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC
Meritor Heavy Vehicle Systems, LLC and
Meritor Aftermarket USA, LLC (formerly known as Arvinmeritor Mascot, LLC)
as Sellers

and

Viking Asset Purchaser No. 7 IC
an incorporated cell of Viking Global Finance ICC
as Purchaser

and

Citicorp Trustee Company Limited
as Programme Trustee

(the “Amendment Agreement”)

1.	BACKGROUND AND DEFINITIONS

1.1
The parties hereto have entered into a receivables purchase agreement dated 29 October 2010 between Meritor Heavy Vehicle Braking Systems (U.S.A.), Inc., Meritor Heavy Vehicle Systems, LLC and Arvinmeritor Mascot, LLC (now known as Meritor Aftermarket USA, LLC) as Sellers, Viking Asset Purchaser No. 7 IC, an incorporated cell of Viking Global Finance ICC, as Purchaser and Citicorp Trustee Company Limited as Programme Trustee as amended by an amendment agreement no. 1 dated 28 June 2011, and as amended, restated and/or supplemented from time to time (the “Receivables Purchase Agreement”).

1.2	The parties now wish to amend the Receivables Purchase Agreement in accordance with the provisions set out herein.

1.3	Capitalised terms shall, unless the context otherwise requires, have the meaning given to them in the Receivables Purchase Agreement.

2.	AMENDMENTS

2.1	The parties hereto agree that with effect as of the date hereof the following amendments shall be made to the Receivables Purchase Agreement:

2.1.1	In the third line of the definition of “Total Commitment” in Clause 1.1 of the Receivables Purchase Agreement “EUR 50,000,000” shall be amended to “EUR 60,000,000”.

2.1.2	In the first line of Clause 6.6 (Commitment Fee) of the Receivables Purchase Agreement “one (1)” shall be amended to “0.60”.

1.	MISCELLANEOUS

1.4	For the avoidance of doubt, the Receivables Purchase Agreement shall remain in full force and effect and the provisions set out in this Amendment Agreement shall only take effect as specified herein.

1.5	This Amendment Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

1.6	Clause 20 (GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL) of the Receivables Purchase Agreement shall be incorporated in and form part of this Amendment Agreement mutatis mutandis.

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IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified in Clause 2.1 above.

For and behalf of
Meritor Heavy Vehicle Braking Systems (USA), Inc.

By:	/s/Mary A. Lehmann

Name:	Mary A. Lehmann

Title:	Senior Vice-President and Treasurer

For and on behalf of
Meritor Heavy Vehicle Systems, LLC

By:	/s/Mary A. Lehmann

Name:	Mary A. Lehmann

Title:	Senior Vice-President and Treasurer

For and behalf of
Meritor Aftermarket USA, LLC (formerly known as Arvinmeritor Mascot, LLC)

By:	/s/Mary A. Lehmann

Name:	Mary A. Lehmann

Title:	Senior Vice-President and Treasurer

For and behalf of
Viking Asset Purchaser No. 7 IC

By:	/s/Stephen Langan

Name:	Stephen Langan

Title:	Alternate Director

For and behalf of
Citicorp Trustee Company Limited

By:	/s/David Mares

Name:	David Mares

Title:	Director